UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2023

MDU Resources Group Inc
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
Delaware	1-03480	30-1133956

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $1.00 per share	MDU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on August 4, 2022, MDU Resources Group, Inc.’s (the “Company”) board of directors unanimously approved a plan to pursue the separation of the Company’s construction materials subsidiary, Knife River Corporation. The separation is expected to occur through the spinoff of a newly formed company, Knife River Holding Company, which will be the new parent company for Knife River Corporation, and will be effected by means of a pro rata distribution of 80.1 percent or more of the outstanding shares of Knife River Holding Company common stock to holders of the Company’s common stock. The separation and distribution are expected to be completed in the second quarter of 2023, subject to certain customary conditions, including final approval by the Company’s board of directors.

On April 7, 2023, the Company announced that each of Karen B. Fagg, German Carmona Alvarez, Thomas Everist and Patricia L. Moss (collectively, the “Prospective Knife River Directors”) are expected to resign as directors of the Company in connection with their anticipated appointment to the board of directors of Knife River Holding Company, in each case conditioned on, and subject to the completion of, the separation and distribution.

The Prospective Knife River Directors have not yet submitted conditional letters of resignation to the Company’s board of directors, and are not expected to do so unless and until the Company’s board of directors approves the separation and distribution, and sets the record date and distribution date for the distribution. The conditional letters of resignation will provide that such resignations will only become effective upon the completion of the distribution.

Item 7.01. Regulation FD Disclosure.

On April 7, 2023, the Company issued a press release announcing the anticipated board of directors of Knife River Holding Company and the matters described in Item 5.02. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are being furnished as part of this report.

Exhibit Number	Description
99.1	Press release of MDU Resources Group, Inc., dated April 7, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* * *

Cautionary Note on Forward Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained in this release, including statements about the planned separation of Knife River Corporation, the anticipated future board of directors for Knife River, the future state of the Company and future stock performance, are expressed in good faith and are believed by the Company to have a reasonable basis. Nonetheless, actual results may differ materially from the projected results expressed in the forward-looking statements. For a discussion of important factors that could cause actual results to differ materially from those expressed in the forward-looking statements, refer to Item 1A-Risk Factors in the Company’s most recent Form 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2023

MDU Resources Group, Inc.

By:	/s/ Karl A. Liepitz

Karl A. Liepitz
Vice President, General Counsel
and Secretary

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